Exhibit 99.1

FOR IMMEDIATE RELEASE Redwood Trust, Inc. Monday, November 28, 2011	CONTACT: Mike McMahon (415) 384-3805

REDWOOD TRUST, INC. TO PRESENT AT THE
J.P. MORGAN SMID CAP CONFERENCE

Mill Valley, CA – November 28, 2011 - Redwood Trust, Inc. (NYSE: RWT) announced today that Martin S. Hughes, President and Chief Executive Officer, Brett D. Nicholas, Executive Vice President, Chief Investment Officer and Chief Operating Officer, and Diane L. Merdian, Chief Financial Officer, will meet with institutional  investors in Boston and New York during the week of November 28, 2011, and will present at the J.P. Morgan SMid Cap Conference in New York, NY, on Thursday, December 1, 2011 at 10:15 a.m. Eastern Time, 7:15 a.m. Pacific Time.  The presentation at the J.P. Morgan Conference will be webcast live on the Internet and will be available at the following website:

http://jpmorgan.metameetings.com/webcasts/smidcap11/directlink?ticker=RWT

An archive of the webcast will be available shortly after the presentation at the same location for 90 days.

The presentation materials that will be used by Redwood Trust during the investor meetings and the J.P. Morgan Conference described above will be available beginning at 4:30 p.m. Eastern Time, 1:30 p.m. Pacific Time, on November 28, 2011 through the “Investor  Information – Presentations” section of Redwood Trust’s website: www.redwoodtrust.com.  These materials will remain available through the website for 90 days following the presentation at the J.P. Morgan Conference.

For more information about Redwood Trust, Inc., please visit our website at www.redwoodtrust.com

Cautionary Statement:  Redwood Trust’s presentation at the J.P. Morgan Conference and the presentation material described above may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2010, under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected are described below and may be described from time to time in reports we file with the Securities and Exchange Commission (SEC), including reports on Forms 10-Q and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Important factors, among others, that may affect our actual results include: general economic trends, the performance of the housing, commercial real estate, mortgage, credit, and broader financial markets, and their effects on the prices of earning assets and the credit status of borrowers; federal and state legislative and regulatory developments, and the actions of governmental authorities, including those affecting the mortgage industry or our business; our exposure to credit risk and the timing of credit losses within our portfolio; the concentration of the credit risks we are exposed to, including due to the structure of assets we hold and the geographical concentration of real estate underlying assets we own; our exposure to adjustable-rate and negative amortization mortgage loans; the efficacy and expense of our efforts to manage or hedge credit risk, interest rate risk, and other financial and operational risks; changes in credit ratings on assets we own and changes in the rating agencies’ credit rating methodologies; changes in interest rates; changes in mortgage repayment rates; the availability of assets for purchase at attractive prices and our ability to reinvest cash we hold; changes in the values of assets we own; changes in liquidity in the market for real estate securities and loans; our ability to finance the acquisition of real estate-related assets with short-term debt; the ability of counterparties to satisfy their obligations to us; our involvement in securitization transactions and the risks we are exposed to in engaging in securitization transactions; exposure to litigation arising from our involvement in securitization transactions; whether we have sufficient liquid assets to meet short-term needs; our ability to successfully compete and retain or attract key personnel; our ability to adapt our business model and strategies to changing circumstances; changes in our investment, financing, and hedging strategies and new risks we may be exposed to if we expand our business activities; exposure to environmental liabilities and the effects of global climate change; failure to comply with applicable laws and regulations; our failure to maintain appropriate internal controls over financial reporting and disclosure controls and procedures; the impact on our reputation that could result from our actions or omissions or from those of others; changes in accounting principles and tax rules; our ability to maintain our status as a real estate investment trust (REIT) for tax purposes; limitations imposed on our business due to our REIT status and our status as exempt from registration under the Investment Company Act of 1940; decisions about raising, managing, and distributing capital; and other factors not presently identified.